Supplement dated May 1, 2026
to the following statutory prospectus(es):
Monument Advisor Select New York prospectus dated May 1, 2026
This supplement updates certain information contained in your statutory prospectus. Please read and retain this supplement for future reference.
This supplement amends the prospectus as follows:
Any references in the statutory prospectus to applications signed on or after May 4, 2026, and to the Monument Advisor Select NY Individual Modified Single Premium Deferred Variable Annuity Contract are deleted in their entirety.
The May 4, 2026 effective date for this contract has been postponed indefinitely. A new effective date will be outlined in a future supplement.
All other terms and provisions of the statutory prospectus remain unchanged and in full force and effect.